Draft--March 11, 1996
================================================================================
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[X]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[_]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      LORD ABBETT MID-CAP VALUE FUND, INC.
              (formerly LORD ABBETT VALUE APPRECIATION FUND, INC.)
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

                          --------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                1) Title of each class of securities to which transaction applies:

                2) Aggregate number of securities to which transaction applies:

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                4)   Proposed maximum aggregate value of transaction:

                5)    Total fee paid:

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)   Amount Previously Paid:

                2)   Form, Schedule or Registration Statement No.:

                3)   Filing Party:

                4)   Date Filed:
================================================================================

              [Letterhead of Lord Abbett Mid-Cap Value Fund, Inc.]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

       The Board of Directors of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") has called an Annual Meeting of Shareholders of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to reelect the current directors of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the board recommends that you vote in favor of a proposed revision of the fundamental investment policies and restrictions of the Fund which are intended to provide for greater flexibility in managing the Fund's portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

       Third, the directors propose that the Fund enter into a new 12b-1 Plan and Dis tribution Agreement for your class of shares. This new 12b-1 Plan has several changes which are designed primarily to maintain the competitive position of the Fund and to encourage sales of Fund shares. These changes, and the estimated effect of these changes on the Fund's expenses, are described in detail in the proxy statement.

       Fourth, the directors propose that the Fund's Articles of Incorporation be amended (i) to authorize the creation of new classes and series of shares of
            -
the capital stock of the Fund which is intended to encourage sales of Fund shares, (ii) to confirm that the Fund may impose contingent deferred sales
         --
charges in connection with new classes of shares to be created (this change will have no effect on your shares) and (iii) to reduce the par value of shares of
                                    ---
capital stock of the Fund from $.10 to $.001 per share in order to reduce costs when authorizing new shares (this change will have no effect on the value of your shares).

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



                      LORD ABBETT MID-CAP VALUE FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT












  You are urged to sign and mail the proxy card in the enclosed postage-paid envelope whether you own a few or many shares. Your prompt return of the proxy may save the Fund the necessity and expense of further solicita-
                   tions to insure a quorum at this meeting.

                      LORD ABBETT MID-CAP VALUE FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Annual Meeting of Shareholders
To Be Held June 19, 1996                         April 17, 1996

Notice is given hereby of an annual meeting of the shareholders of Lord Abbett Mid-Cap Value Fund, Inc. (formerly Lord Abbett Value Appreciation Fund, Inc.) (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM 1.  To elect directors;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 3. To approve or disapprove certain changes in the Fund's fundamental investment policies and restrictions;

ITEM 4. To approve or disapprove a new Distribution Plan and Agreement for the Fund's existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940;

ITEM 5. To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors to create new
                        -
         classes and series of shares of capital stock; and (ii) confirming that
                                                             --
         the board may impose contingent deferred sales charges in connection with new classes of shares to be created (this change will have no effect on your shares); and

ITEM 6. To approve or disapprove an amendment to the Fund's Articles of Incorporation reducing the par value per share from $.10 to $0.001 in order to reduce costs when authorizing new shares (this change will have no effect on the value of your shares).

                                 By order of the Board of Directors


                                 Kenneth B. Cutler
                                 Vice President and Secretary

The Board of Directors has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Fund issued and outstanding.

--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                      LORD ABBETT MID-CAP VALUE FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett Mid-Cap Value Fund, Inc. (formerly Lord Abbett Value Appreciation Fund, Inc.), a diversified open-end management investment company incorporated under the laws of Maryland (the "Fund"), for use at an annual meeting of share holders of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ___________ shares of the Fund. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by _____________.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Fund held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                        -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.


 1.    ELECTION OF DIRECTORS

       The nominees for election as directors are Ronald P. Lynch, Robert S. Dow, Thomas S. Henderson, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing,

C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Directors to succeed themselves. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to continue to serve as a director of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a director. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

       Information about each person nominated for election as a director is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.


                                                                         Director of
     Names and Ages of        Principal Occupation and Director-          the Fund
   Directors of the Fund                      ships                        Since
------------------------    -------------------------------------     ---------------
 Ronald P. Lynch (1)(2)      Chairman of the Board of the Fund.                1983
  60                         Partner of Lord Abbett.

 Robert S. Dow (1)(2)        President of the Fund.                            1995
  51                         Partner of Lord Abbett.

 Thomas S. Henderson(1)(2)   Vice President of the Fund.                       1989
 64                          Partner of Lord Abbett.

 E. Thayer Bigelow (2)       President and Chief Executive of                  1994
 54                          Time Warner Cable Programming,
                             Inc.  Formerly President and Chief
                             Operating Officer of Home Box
                             Office, Inc.

 Stewart S. Dixon (2)        Partner in the law firm of Wildman,               1983
 65                          Harrold, Allen & Dixon.

 John C. Jansing (2)         Retired.  Former Chairman of Inde-                1983
 70                          pendent Election Corporation of
                             America, a proxy tabulating firm.

 C. Alan MacDonald (2)       General Partner, The Marketing                    1988
 62                          Partnership, Inc., a full service
                             marketing consulting firm.  Formerly
                             Chairman and Chief Executive Officer
                             of Lincoln Snacks, Inc., manufacturer
                             of branded snack foods (1992-1994).
                             Formerly President and Chief
                             Executive Officer of Nestle Foods
                             Corp., and prior to that, President
                             and Chief Executive Officer of
                             Stouffer Foods Corp., both
                             subsidiaries of Nestle SA,
                             Switzerland.  Currently serves as
                             Director of Den West Restaurant Co.,
                             J. B. Williams, and Fountainhead
                             Water Company.



                                                                         Director of
     Names and Ages of        Principal Occupation and Director-          the Fund
   Directors of the Fund                      ships                        Since
------------------------    -------------------------------------     ---------------
Hansel B. Millican, Jr. (2)  President and Chief Executive Officer          1983
67                           of Rochester Button Company.

Thomas J. Neff (2)           President, Spencer Stuart & Asso-              1983
58                           ciates, an executive search consulting
                             firm.

----------------------


(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Investment Company Act of 1940, as amended, because of his association with Lord Abbett.

(2) Also an officer and/or a director or trustee of other Lord Abbett-sponsored funds.

       Listed below is the number of shares of the Fund owned beneficially by each director as of March 22, 1996, together with the number of "phantom" shares credited to the account of each director under a plan (the "Deferred Plan") permitting independent directors to defer their directors' fees and to have the deferred amounts deemed invested in shares of the Fund for later payment. Also shown is the number of shares owned beneficially by the directors and officers as a group, together with such "phantom" shares credited to the accounts of directors and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding capital stock.

                                     Number of Shares
            Name                       Beneficially
                               Owned and Phantom Shares/1/

---------------------------   -------------------------------
Ronald P. Lynch                           148,433

Robert S. Dow                               9,227

Thomas S. Henderson                         3,080

E. Thayer Bigelow                              73

Stewart S. Dixon                            2,960

John C. Jansing                             6,390

C. Alan MacDonald                           1,059

Hansel B. Millican, Jr.                     3,090

Thomas J. Neff                              3,775

                                     Number of Shares
            Name                       Beneficially
                               Owned and Phantom Shares/1/

---------------------------   -------------------------------
Directors and Officers as a               321,488
   group

(1) Of the shares listed in the foregoing table, the following constitute "phantom" shares credited to directors under the Deferred Plan: Mr. Bigelow, 73 shares; Mr. Dixon, 2,960 shares; Mr. Jansing, 3,010 shares; Mr. MacDonald, 1,059 shares; Mr. Millican, 3,090 shares; Mr. Neff, 3,108 shares; and directors and officers as a group: 13,300 shares.

       The Board of Directors has only one standing committee, an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions performed by the Audit Committee include recommendation of the selection of independent public accountants for the Fund to the Board of Directors for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the directors (the "Independent Directors") who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Act"). The Audit Committee held four meetings during the fiscal year ended December 31, 1995.

       The Board of Directors of the Fund met twelve times during the fiscal year ended December 31, 1995, and each director attended at least 75% of the total number of meetings of the Board and, if he was a member of the Audit Committee, of such committee.

       The second column of the following table sets forth the compensation accrued by the Fund for the Independent Directors. The third and fourth columns set forth information with respect to the retirement plan for Independent Directors maintained by the Fund and the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation accrued by the Fund and such other funds for the Independent Directors. The second, third and fourth columns give information for the Fund's most recent fiscal year; the fifth column gives information for the calendar year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                                                                                            For Year Ended De-
                            For the Fiscal Year Ended December 31, 1995                     cember 31, 1995
-------------------    ----------------   -------------------  -------------------    ----------------------------
           (I)                  (II)              (III)                (IV)                   (V)
-------------------    ----------------   -------------------  -------------------    ----------------------------
                                                                 Estimated Annual
                                           Pension or Retire-   Benefits Upon Re-
                                           ment Benefits        tirement Proposed
                             Aggregate       Accrued by the     to be Paid by the     Total Compensation
                                Com-           Fund and          Fund and Fifteen    Accrued by the Fund
                           pensation Ac-     Fifteen Other          Other Lord        and Fifteen Other
                           crued by the       Lord Abbett-      Abbett-sponsored      Lord Abbett-spon-
Name of Director              Fund/1/      sponsored Funds/2/        Funds/2/           sored Funds/3/
-----------------------  ---------------  -------------------  -------------------  ------------------------------
E. Thayer Bigelow               $658              $ 9,772              $33,600                $41,700

Stewart S. Dixon                $662              $22,472              $33,600                $42,000

John C. Jansing                 $678              $28,480              $33,600                $42,960

C. Alan MacDonald               $675              $27,435              $33,600                $42,750

Hansel B. Millican, Jr.         $679              $24,707              $33,600                $43,000

Thomas J. Neff                  $663              $16,126              $33,600                $42,000
------------------------------------------------------------------------------------------------------------------

(1) Independent Directors' fees, including attendance fees for board and committee meetings, are generally allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its Independent Directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each Independent Director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, as of December 31, 1995, were as follows: Mr. Bigelow, $894; Mr. Dixon, $36,057; Mr. Jansing, $36,665; Mr. MacDonald, $12,903; Mr. Millican, $37,645; and Mr. Neff, $37,858.

(2) Each Lord Abbett-sponsored fund has a retirement plan providing that Independent Directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such re tirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today.
     The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended December 31, 1995 with respect to the retirement benefits set forth in column (IV).

(3) This column shows aggregate Independent Director's fees, including attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote (1), accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch, Dow and Henderson who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Daniel E. Carper, age 43, Vice President since 1986.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1983.

John J. Gargana, Jr., age 64, Vice President since 1983.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995 -formerly Senior Vice President and General Counsel of American Capital Manage ment & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1987.

Robert G. Morris, age 51, Vice President since 1995.

E. Wayne Nordberg, age 59, Vice President since 1988.

Keith F. O'Connor, age 40, Treasurer since 1987.

Victor W. Pizzolato, age 63, Vice President since 1983.

Edward K. Von der Linde, age 35, Executive Vice President since 1995.

John J. Walsh, age 60, Vice President since 1983.


     Pursuant to the Fund's By-Laws, the election of each director of the Fund requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees as a director of the Fund.


 2.  RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending December 31,

1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended December 31, 1995, and for a number of years prior thereto. Based on information in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1996.


 3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES OF THE FUND

     The Board of Directors has approved various amendments to the Fund's investment restrictions and policies in order to provide increased flexibility in managing the Fund's investment portfolio. Those investment policies and restrictions designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the Fund's voting securities. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Directors alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The Fund's current and proposed investment restrictions and policies (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

     Investment policies and restrictions govern generally the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of the Fund. Although the proposed fundamental investment policies and restrictions are less restrictive than the current fundamental investment policies and restrictions of the Fund, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Fund. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Fund's investment portfolio. The Board of Directors has no present intention of approving actions permitted by these less restrictive fundamental policies. If it were to do so, the risks of investing in the Fund could be increased. No change is proposed with respect to the Fund's investment objective, which is capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace.

     The proposed policies and restrictions restate many of the policies and restrictions currently in effect for the Fund. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Fund. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-fundamental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs (normally borne by the Fund and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

     Approval of the proposed amendments to the Fund's fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the Fund's voting securities. A "majority" vote is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more
                                                                  -
of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding
                                         --
voting securities. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the proposed amendments are not approved by the shareholders of the Fund, the current fundamental policies and restrictions will continue in effect.

     The Board of Directors recommends that shareholders vote in favor of the proposed amendments to the Fund's fundamental investment restrictions and policies.


 4.  NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE
     CLASS A SHARES

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund unanimously approved, subject to shareholder approval, and determined to submit to the shareholders for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (the "Proposed

Plan") for the existing class of Fund shares. This class of shares is to be designated the Class A Shares -- see Item 5 below. The text of the Proposed Plan is attached hereto as Exhibit B. The directors who approved the Proposed Plan include all of the Independent Directors, none of whom is an "interested person" of the Fund within the meaning of the Act or has a direct or indirect financial interest in the operations of the Proposed Plan or in any agreements related thereto.

     If approved by shareholders, the Proposed Plan will replace a dis tribution plan and agreement (the "Current Plan") that was approved by shareholders on March 14, 1990 and became effective June 1, 1990. The Current Plan was last amended by action of the Board of Directors on June 21, 1991. The changes included in the Proposed Plan, which are described below, are designed primarily to maintain the competitive position of the Class A Shares of the Fund.

     Under the Current Plan (except as to certain accounts for which tracking data is not available), the Fund pays dealers through Lord Abbett (1) an annual
                                                                   -
service fee (payable quarterly) of 0.25% of the average daily net asset value of shares sold by dealers on or after June 1, 1990 (0.15% of the average daily net asset value of shares sold, or attributable to shares sold, by dealers prior to that date) and (2) a one-time 1% distribution fee, at the time of sale, on all
                -
shares sold at the $1 million level by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges described in the Fund's prospectus in effect at such time. These service and distribution fees provide additional incentives for dealers (a) to
                                                                         -
provide continuing information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund.
          -

     Under the Current Plan, holders of shares on which the 1% dis tribution fee has been paid are required to pay to the Fund a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares if they are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for certain re demptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares are exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge is collected for the Fund by the other fund. The Fund collects such a charge for other Lord Abbett-sponsored funds in a similar situation.

     Set forth below is a description of the principal changes to be effected under the Proposed Plan:

     (a) Distribution Fees.  The Fund's Board of Directors will be authorized
         -----------------
under the Proposed Plan, without further shareholder vote, to increase the amount of distribution fees up to 0.25% of the average annual net assets attributable to the Class A Shares (the "Distribution Fee Ceiling"). This increased spending limit is intended primarily to permit the directors to increase the amount to be spent for distribution to meet changing sales competition. The directors believe it is desirable to be able to make these changes without further shareholder approval because additional shareholder meetings would be time-consuming and costly to the Fund and its shareholders. The Board of Directors will approve additional charges under this increased authority only if a majority of the Independent Directors conclude in their business judgment that there is a reasonable likelihood that the increase will benefit the Fund and its shareholders.

     The one-time 1% distribution fee, payable at the time of certain sales as described above, is to be charged against the Distribution Fee Ceiling. During the Fund's last fiscal year, payments of the one-time 1% distribution fee under the Current Plan totaled 0.01% of the Fund's average net assets. Subject to shareholder approval of the Proposed Plan, the Board of Directors has authorized the Fund to continue paying this one-time distribution fee with respect to sales of Class A Shares, subject to three changes: First, the payments will be made
                                              -----
in connection with sales to retirement plans with 100 or more eligible employees, in addition to sales at the $1 million level as under the Current Plan; Second, the payments will be scaled down at certain breakpoints, as
      ------
follows: 1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% over $50 million of shares sold to a retirement plan or other qualifying purchaser within a 12-month period (beginning when the first purchase is made at net asset value); and Third, the payments will be made to
                                          -----
institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions"), rather than just to dealers as is the case under the Current Plan.

     If shareholders approve the Proposed Plan, the Board of Directors has authorized the Fund to pay, as an additional distribution fee, a supplemental payment to dealers who have accounts comprising a significant percentage of the Fund's Class A Share assets and having a lower than average redemption rate and who have a satisfactory program for the promotion of Class A Shares. Any such payments will be 0.10% per annum of the average assets of the Fund represented by the Class A Share accounts of qualifying dealers. This supplemental payment is intended by the Board of Directors to enhance the Fund's relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (b) Service Fees.  Service fee payments, which are to be continued under
         ------------
the Proposed Plan at an annual rate of 0.25% of the average daily net asset value of shares sold on or after June 1, 1990 (0.15% of the average daily net asset value of shares sold, or attributable to shares sold, prior to such date), could be made to all Authorized Institutions (institutions and persons permitted by applicable law and/or rules to receive such payments), rather than just to dealers as is the case under the Current Plan.

     (c) Use of Payments by Lord Abbett.  Lord Abbett would be permitted to use
         ------------------------------
payments received under the Proposed Plan to provide continuing services to shareholder accounts not serviced by Authorized Institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A Shares. Any such payments to finance activities primarily intended to result in the sale of Class A Shares would be subject to the Distribution Fee Ceiling.

     (d) CDRC.  The CDRC applicable to the Class A Shares would be substantially
         ----
similar to that payable under the Current Plan, except that no CDRC would be payable in connection with redemptions by retirement plans (not just those qualified under Section 401 of the Internal Revenue Code) attributable to any benefit payment or distribution of any excess contribution thereunder (not just those described above in connection with such exception under the Current Plan). Because CDRC payments will be made directly to the Fund, they will have the effect of reducing the amount of the distribution fees paid by the Fund for the purpose of complying with the Distribution Fee Ceiling. As in the case of the specific distribution fees authorized by the Board of Directors of the Fund, the CDRC authorized from time to time by the board for the Class A Shares will be described in the then current prospectus of the Fund.

     If the supplemental payment to dealers, the revised one-time dis tribution fee and the other changes described above had been in effect for the Fund's last fiscal year, it is estimated that, in the aggregate, they would have increased the ratio of expenses to average net assets of the Fund from 1.27% to approximately 1.32%, representing a difference of 0.05%.

     (e) Lord Abbett Distributor.  The other party to the Proposed Plan is to be
         -----------------------
Lord Abbett Distributor LLC, a New York limited liability company, to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

     In considering whether to recommend the Proposed Plan for approval, the Board considered, among other things, the factors set forth below:

     (i) Flexibility in Adapting Distribution Fees to Meet Industry-Wide
         ---------------------------------------------------------------
Changes. During the last several years, there has been significantly increased competition and pricing experimentation in the mutual fund industry. As the pace of change increases, the Board of Directors believes it will be useful to be able to respond more quickly to marketplace pressures, and change in appropriate cases the amount of the Class A 12b-1 distribution fees to be paid, without unnecessarily burdening the shareholders with the costs of additional proxy solicitations. The directors believe that the increased distribution fees described above are good examples of the desirability of this flexibility. Based on advice received from Lord Abbett, the decision by the Board to approve the payment of distribution fees in connection with sales to retirement plans with 100 or more eligible employees will enable the Class A Shares to compete more effectively in this growing and important market. The 0.10% per annum supplemental payments to dealers who meet certain criteria will permit the Fund to enhance relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (ii) Expanding Categories of Persons Eligible to Receive Payments. The
          ------------------------------------------------------------
Current Plan limits payments thereunder to dealers selling Fund shares. Since the Current Plan was adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Directors sees no reason to limit arbitrarily the categories of persons eligible to receive payments under the Proposed Plan, and believes that the availability of payments under the plan will induce such other entities to invest in Class A Shares.

     (iii)     Flexibility in Distributor's Use of Payments.  Lord Abbett has
               --------------------------------------------
advised the Board of Directors of the Fund that allowing Lord Abbett Distributor to retain fees received from the Fund to (i) provide continuing information and
                                          -
investment services to shareholder accounts and (ii) finance, with Board
                                                 --
approval, any activity which is primarily intended to result in the sale of Class A Shares, will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to the Fund and its shareholders as a result of adopting the Proposed Plan, and having reviewed a comparison of the costs to the Fund of the Current Plan and the Proposed Plan, the Directors of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plan will benefit the Fund and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

     Payments by the Fund to dealers through Lord Abbett under the Current Plan for the fiscal year ended December 31, 1995 were $384,000 (representing 0.19% of the Fund's average net assets during that period).

     Set forth in the table below is a summary comparison of the Fund's expenses, on a current and pro-forma basis taking into account the increased fees that could be paid under the Proposed Plan. The annual operating expenses shown in the second column are the Fund's actual expenses for the fiscal year ended December 31, 1995. The expenses shown in the third column represent, on a pro-forma basis, such actual expenses of the Fund adjusted to show the effect of the maximum distribution fee the Board would be authorized to approve under the Proposed Plan. The fourth column shows such pro-forma annual operating expenses based on the distribution fee rate the Board has approved subject to approval of the Proposed Plan by shareholders. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                    I                              II                III              IV
---------------------------------------------------------------------------------------------
                                                                                  Pro Forma
                                                                                 (reflecting
                                                                  Pro-Forma       estimated
                                                               (reflecting      amounts that
                                               Year ended         maximum        would have
                                             December 31,         amounts         been paid
                                           1995 (reflecting    payable under      under the
                                              the Current       the Proposed      Proposed
                                                 Plan)             Plan)            Plan)
---------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
---------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              5.75%            5.75%           5.75%
Deferred Sales Load /1 /                        None/2/           None/2/          None/2/
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------
Management Fee                                   .75%             .75%           0.75%
12b-1 Fees                                       .20%             .50%/3/        0.25%/4/
Other Expenses                                   .32%             .32%           0.32%
---------------------------------------------------------------------------------------------
Total Operating Expenses                        1.27%            1.57%           1.32%
---------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


        1 year                          3 years                         5 years                        10 years

--------------------------------------------------------------------------------------------------------------------------------
           Pro          Pro               Pro           Pro               Pro            Pro               Pro            Pro
           Forma       Forma              Forma        Forma              Forma        Forma               Forma        Forma
Current    (max.)     (est.)     Current  (max.)      (est.)     Current  (max.)       (est.)     Current  (max.)       (est.)
---------  --------  --------    -------  ---------   --------   -------  ---------   ---------   -------  ---------   --------
--------------------------------------------------------------------------------------------------------------------------------
$70/5/     $72/3,5/   $70/4,5/    $97/5/  $104/3,5/   $97/4,5/   $125/5/  $137/3,5/   $126/4,5/   $206/5/  $231/3,5/   $207/4,5/
--------------------------------------------------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy State ment.

2. Under both the Current Plan and the Proposed Plan, redemptions of shares on which the Fund's Rule 12b-1 sales distribution fee has been paid are subject to a CDRC of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred, subject to certain exceptions described herein.

3. Reflects the maximum annual 12b-1 fee of 0.50% that could be paid under the proposed plan in any year, consisting of a distribution fee of 0.25% and a service fee of 0.25%.

4. Reflects the estimated level of distribution fees that would have been paid under the Proposed Plan had it been in effect for the Fund's last fiscal year.

5. Based on total current and pro-forma operating expenses shown in the table above.

     If the shareholders approve the Proposed Plan, the Proposed Plan shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plan without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Directors.

     The Proposed Plan provides that while it is in effect, the selection and nomination of Independent Directors is committed to the discretion of the Independent Directors then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

     Pursuant to Rule 12b-1 under the Act, an affirmative vote of the holders of a "majority" (as defined in the Act) of the Fund's voting securities is required for approval of the Proposed Plan. A "majority" vote is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more of the voting
                                            -
securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or

(ii) more than 50% of the outstanding voting securities.  If a shareholder
 --
abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the Proposed Plan is not approved by the shareholders of the Fund, the Current Plan will continue in effect according to its terms.

     The Board of Directors recommends that shareholders vote in favor of adoption of the Proposed Plan.


  5. AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE CLASSES AND SERIES OF SHARES AND TO CONFIRM THAT THE FUND MAY IMPOSE CONTINGENT DEFERRED SALES CHARGES IN CONNECTION WITH REDEMPTIONS

     On March 14, 1996, the Fund's Board of Directors unanimously voted to approve an amendment to the Articles of Incorporation of the Fund to give the Fund's Board of Directors the power to classify the Fund's shares into classes and series, and voted to submit such amendment to the Fund's shareholders for approval. The full text of the amendment is attached hereto as Exhibit C.

     The Fund's Articles of Incorporation presently designate one class of shares of capital stock and do not authorize the Board of Directors to create additional classes or series. The Board of Directors believes that the Fund's best interests will be served if the Board of Directors is able to create new series of shares and classes of shares within a series, with each share of a series, regardless of class, sharing pro rata (based on net asset value) in the portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different Rule 12b-1 plans for the various classes and possibly other class-specific expenses. Although the Board of Directors of the Fund has no current intention of creating more than one class of shares, it is expected that implementation of such a multi-class fund structure in the future, if the directors deem it desirable, would (i) enable
                                                                    -
investors in the Fund to choose the distribution option that best suits their individual situations, (ii) facilitate distribution of the Fund's shares, and
                        --
(iii) maintain the competitive position of the Fund in relation to other funds
----
that have implemented or are seeking to implement similar distribution arrangements.

     The Board of Directors has approved, subject to shareholder approval, one class of shares, to be designated the "Class A Shares," comprising the existing class of Fund shares. The Class A Shares will continue to be offered as described in the Fund's current prospectus, except that the Board of Directors is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class A Shares. See Item 4 above. If the proposed amendment to the Fund's Articles of Incorporation is approved, the Board of Directors will be authorized to create and issue one or more additional classes of shares within the existing series and to create additional series.

     If, in the future, additional classes or series are created by the Board of Directors, shares of all classes will vote together on all matters affecting the Fund, except for matters, such as approval of a Rule 12b-1 plan or a related service plan, affecting only a particular class or classes. All shares voting on a matter will have identical voting rights. All issued shares will be fully paid and non-assessable, and shareholders will have no pre-emptive or other right to subscribe to any additional shares. All shares within a series will have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation except for differences resulting from class-specific Rule 12b-1 plans and related service plans and certain other class-specific expenses.

     The proposed amendment to the Fund's Articles of Incorporation will also make clear that the Fund may impose a contingent deferred sales charge ("CDSC") and other charges (which charges may vary within and among the classes) payable upon redemption as may be established from time to time by the Board of Directors of the Fund. The Fund's Articles of Incorporation currently provide that the Fund may deduct a redemption charge not exceeding 1% of the net asset value of the shares being redeemed. The proposed amendment is deemed advisable in order to avoid any question as to whether a CDSC in excess of 1% may be imposed with respect to a new class of shares created in the future by the Board of Directors pursuant to the proposed amendment to the Fund's Articles of Incorporation. The Board of Directors has no intention of increasing the CDRC currently payable or proposed to be payable on certain early redemptions of your
Fund shares.   See Item 4 above.

     Approval of the proposed amendment to the Articles of Incorporation requires an affirmative vote of more than 50% of the outstanding shares of the Fund. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote in favor of this proposed amendment to the Articles of Incorporation.


6. AMENDMENT OF THE ARTICLES OF INCORPORATION TO REDUCE THE PAR VALUE OF SHARES (THIS CHANGE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES)

     On March 14, 1996, the Fund's Board of Directors unanimously voted to approve an amendment to the Articles of Incorporation of the Fund to reduce the par value of shares of capital stock of the Fund from $0.10 to $0.001 per share, and voted to submit such amendment to the Fund's shareholders for approval.
This proposed amendment is included in the text of the amendment attached as Exhibit C.

     Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning in the case of an investment company like the Fund. However, when the Fund increases its authorized capital stock, it must pay a fee based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund's shares be reduced in order to save the Fund some expense when it increases its authorized capital stock.

     Approval of the proposed amendment to the Articles of Incorporation requires an affirmative vote of a majority of the outstanding shares of the Fund. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote in favor of this proposed amendment to the Articles of Incorporation.


 7.  OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   Timeliness of Shareholder Proposals.
          -----------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal execu tive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

     b.   Investment Adviser and Underwriter.
          ----------------------------------

     Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

     c.   Annual Report Available Upon Request.
          ------------------------------------

     The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

 d.  Portfolio Transactions.
     ----------------------

     The Fund's policy is to obtain best execution on all portfolio trans actions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the trans action including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transactions. The Fund's policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett sponsored fund without the intervention of any broker-dealer.

     Broker-dealers are selected on the basis of their professional capacity and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

     The Fund pays a commission rate that the Fund believes is appropriate to give maximum assurance that the Fund's brokers will provide to the Fund, on a continuing basis, the highest level of brokerage services available. While the Fund does not always seek the lowest possible commissions on particular trades, the Fund believes that its commission rates are in line with the rates that many other institutions pay. The Fund's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Fund and the other accounts they manage. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

     Some of the Fund's brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

     No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and com mission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

     For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid total commissions to independent broker-dealers of $763,945, $474,279 and $220,764, respectively.

                            LORD ABBETT MID-CAP VALUE
                            FUND, INC.


                            By:_______________________
                                Kenneth B. Cutler
                                Vice President and Secretary

                                                                       EXHIBIT A

                                                COMPARISON OF CURRENT AND PROPOSED
                                               INVESTMENT POLICIES AND RESTRICTIONS

         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SHORT SALES/MARGIN.

FUNDAMENTAL                                                           FUNDAMENTAL
The Fund may not sell short securities or                             The Fund may purchase securities on
 buy securities or evidences of interests                             margin to the extent permitted by ap-
 therein on margin, although it may obtain                            plicable law.
 short-term credit necessary for the
 clearance of purchases of securities.                                NON-FUNDAMENTAL
                                                                      The Fund may not make short sales
                                                                      of securities or maintain a short
                                                                      position except to the extent permitted
                                                                      by applicable law.
--------------------------------------------------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                                                           FUNDAMENTAL
The Fund may not borrow money except                                  The Fund may not borrow money,
 as a temporary measure for extraordinary                             except that (i) the Fund may borrow
 or emergency purposes, and then not in                               from banks (as defined in the Act) in
 excess of 5% of the Fund's gross assets (at                          amounts up to 33% of its total
 cost or market value, whichever is lower)                            assets (including the amount
 at the time of borrowing.                                            borrowed), (ii) the Fund may borrow
                                                                      up to an additional 5% of its total
                                                                      assets for temporary purposes, and
                                                                      (iii) the Fund may obtain such short-term
                                                                      credit as may be necessary for the clearance
                                                                      of purchases and sales of portfolio securities.

                                                                      NON-FUNDAMENTAL
                                                                      The Fund may not borrow in excess of
                                                                      5% of its gross assets taken at cost or
                                                                      market value, whichever is lower at the
                                                                      time of borrowing, and then only as a
                                                                      temporary measure for extraordinary or
                                                                      emergency purposes.
--------------------------------------------------------------------------------------------------------------------------


         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                                                           FUNDAMENTAL
The Fund may not act as underwriter of                                The Fund may not engage in the
 securities issued by others, unless it is                            underwriting of securities, except
 deemed to be one in selling a portfolio                              pursuant to a merger or acquisition or
 security requiring registration under the                            to the extent that, in connection with
 Securities Act of 1933.                                              the disposition of its portfolio
                                                                      securities, it may be deemed to be an
                                                                      underwriter under federal securities
                                                                      laws.
--------------------------------------------------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                                                           FUNDAMENTAL
The Fund may not make loans other than                                The Fund may not make loans to
 by making demand or time deposits with                               other persons, except that the
 banks or buying commercial paper.                                    acquisition of bonds, debentures or
                                                                      other corporate debt securities and
                                                                      investment in government obligations,
                                                                      commercial paper, pass-through
                                                                      instruments, certificates of deposit,
                                                                      bankers acceptances, repurchase
                                                                      agreements or any similar instruments
                                                                      shall not be subject to this limitation,
                                                                      and except further that the Fund may
                                                                      lend its portfolio securities, provided
                                                                      that the lending of portfolio securities
                                                                      may be made only in accordance with
                                                                      applicable law.
--------------------------------------------------------------------------------------------------------------------------




         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 REAL ESTATE/COMMODITIES.

     FUNDAMENTAL
     The Fund may not buy or sell real estate                         The Fund may not buy or sell real
      including limited partnership interests                         estate (except that the Fund may in-
      therein (except securities of companies,                        vest in securities directly or indirectly
      such as real estate investment trusts, that                     secured by real estate or interests
      deal in real estate or interests therein) or                    therein or issued by companies which
      oil, gas or other mineral leases,                               invest in real estate or interests
      commodities or commodity contracts in the                       therein), commodity or commodity
      ordinary course of its business, except                         contracts (except to the extent the
      such interests and other property acquired                      Fund may do so in accordance with
      as a result of owning other securities,                         applicable law and without registering
      though securities will not be purchased in                      as a commodity pool operator under
      order to acquire any of these interests.                        the Commodity Exchange Act as, for
                                                                      example, with futures contracts).

                                                                      NON-FUNDAMENTAL
                                                                      The Fund may not invest in real
                                                                      estate limited partnership interests or
                                                                      interests in oil, gas or other mineral
                                                                      leases, or exploration or other
                                                                      development programs, except that
                                                                      the Fund may invest in securities
                                                                      issued by companies that engage in
                                                                      oil, gas or other mineral exploration
                                                                      or development activities.
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                                           FUNDAMENTAL
The Fund may not buy securities if the                                With respect to 75% of its gross
 purchase would then cause the Fund to                                assets, the Fund may not buy
 have more than 5% of its gross assets, at                            securities of one issuer representing
 market value at the time of purchase,                                more than (i) 5% of the Fund's gross
 invested in securities of any one issuer,                            assets, except securities issued or
 except securities issued or guaranteed by                            guaranteed by the U.S. Government,
 the U.S. Government, its agencies or                                 its agencies or instrumentalities, or
 instrumentalities.  The Fund may not buy                             (ii) 10% of the voting securities of
 voting securities if the purchase would                              such issuer.
 then cause the Fund to own more than
 10% of the voting stock of any one issuer.
--------------------------------------------------------------------------------------------------------------------------



         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


 INVESTMENT IN A SINGLE
 INDUSTRY.

FUNDAMENTAL
The Fund may not concentrate its                                      FUNDAMENTAL
 investments in any particular industry but,                          The Fund may not invest more than
 if deemed appropriate for attainment of its                          25% of its assets, taken at market
 investment objective, up to 25% of its                               value, in the securities of issuers in
 gross assets (at market value at the time of                         any particular industry (excluding
 investment) may be invested in any one                               securities of the U.S. Government, its
 industry classification the Fund uses for                            agencies and instrumentalities).
 investment purposes.

--------------------------------------------------------------------------------------------------------------------------
RESTRICTED/ILLIQUID
 SECURITIES.

FUNDAMENTAL                                                           NON-FUNDAMENTAL
The Fund may not invest knowingly in                                  The Fund may not invest, knowingly,
 securities or other assets not readily                               more than 15% of its net assets (at
 marketable at the time of purchase or                                the time of investment) in illiquid
 subject to legal or contractual restrictions                         securities, except for securities
 on resale.                                                           qualifying for resale under Rule 144A
                                                                      of the Securities Act of 1933, deemed
                                                                      to be liquid by the Board of
                                                                      Directors.
--------------------------------------------------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.

FUNDAMENTAL                                                           FUNDAMENTAL
The Fund may not pledge, mortgage or                                  The Fund may not pledge its assets
 hypothecate its assets.                                              (other than to secure borrowings, or
                                                                      to the extent permitted by the Fund's
                                                                      investment policies, in connection
                                                                      with hedging transactions, short sales,
                                                                      when-issued and forward commitment
                                                                      transactions and similar investment
                                                                      strategies).
--------------------------------------------------------------------------------------------------------------------------


         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------



 INVESTMENTS IN SECURITIES OF
 OTHER INVESTMENT COMPANIES.

FUNDAMENTAL                                                           NON-FUNDAMENTAL
The Fund may not buy securities issued by                             The Fund may not invest in the
 any other open-end investment company,                               securities of other investment
 except pursuant to a merger, acquisition or                          companies, except as permitted by
 consolidation, although the Fund may                                 applicable law.
 invest up to 5% of its gross assets, taken
 at market value at the time of purchase in
 closed-end investment companies if bought
 in the open market with a fee or
 commission no greater than the customary
 broker's commission.

--------------------------------------------------------------------------------------------------------------------------
OPTIONS.

FUNDAMENTAL                                                           NON-FUNDAMENTAL
The Fund may not buy or sell put or call                              The Fund may not write, purchase or sell
 options, although we may buy, hold or sell                           puts, calls, straddles, spreads or
 warrants.                                                            combinations thereof, except to the extent
                                                                      permitted in the Fund's prospectus and
                                                                      statement of additional information, as
                                                                      they may be amended from time to time.

                                                                      Although it has no current intention to do
                                                                      so, the Fund may invest in financial
                                                                      futures and options on financial futures.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 ISSUERS IN OPERATION FOR LESS
 THAN THREE YEARS.

FUNDAMENTAL                                                           NON-FUNDAMENTAL
The Fund may not invest more than 5% of                               The Fund may not invest in securities
 its gross assets, taken at market value at                           of issuers which, with their
 the time of investment, in companies                                 predecessors, have a record of less
 (including their predecessors) with less                             than three years continuous
 than three years' continuous operation.                              operations, if more than 5% of the
                                                                      Fund's total assets would be invested
                                                                      in such securities (this restriction shall
                                                                      not apply to mortgage-backed
                                                                      securities, asset-backed securities or
                                                                      obligations issued or guaranteed by
                                                                      the U.S. Government, its agencies or
                                                                      instrumentalities).
--------------------------------------------------------------------------------------------------------------------------


         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


 OWNERSHIP OF PORTFOLIO SE-
 CURITIES BY OFFICERS AND
 DIRECTORS.

FUNDAMENTAL                                                           NON-FUNDAMENTAL
The Fund may not own securities in a                                  The Fund may not hold securities of
 company when any of its officers,                                    any issuer if more than  1/2 of 1% of
 directors, or security holders is an officer                         the securities of such issuer are
 or director of the Fund or an officer,                               owned beneficially by one or more
 director or partner of the Fund's                                    officers or directors of the Fund or by
 investment adviser if, after the purchase,                           one or more partners or members of
 any one of such persons owns beneficially                            the underwriter or investment advisor
 more than  1/2 of 1% of such securities and                          if these owners in the aggregate own
 such persons together own more than 5%                               beneficially more than 5% of the
 of such securities.                                                  securities of such issuer.


--------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS WITH CERTAIN
 PERSONS.

FUNDAMENTAL                                                           NON-FUNDAMENTAL
The Fund may not buy securities from or                               The Fund may not buy from or sell to
 sell them to its officers, directors, or                             any of its officers, directors,
 employees, or to the Fund's investment                               employees, or its investment adviser
 adviser or to its partners and employees,                            or any of its officers, directors,
 other than capital stock of the Fund.                                partners or employees, any securities
                                                                      other than shares of the Fund's
                                                                      common stock.
--------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES.

No Policy/Restriction stated.                                         FUNDAMENTAL
                                                                      The Fund may not issue senior se-
                                                                      curities to the extent such issuance
                                                                      would violate applicable law.
--------------------------------------------------------------------------------------------------------------------------
MID-CAP SECURITIES.                                                   NON-FUNDAMENTAL
                                                                      Under normal circumstances, at least
No Policy/Restriction stated.                                         65% of the Funds total assets will
                                                                      consist of investments in mid-cap companies,
                                                                      determined at the time of purchase. "Mid-Cap"
                                                                      companies are defined for this purpose
                                                                      as companies whose outstanding equity
                                                                      securities have an aggregate market value
                                                                      of between $200 million and $5 billion.


         CURRENT POLICIES/RESTRICTIONS                                PROPOSED POLICIES/RESTRICTIONS
-----------------------------------------------  -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

PURCHASE OF WARRANTS.

NON-FUNDAMENTAL                                                       NON-FUNDAMENTAL
Pursuant to state law, the Fund will not                              The Fund may not invest in warrants
 invest more than 5% of its assets in                                 if, at the time of the acquisition, its
 warrants and not more than 2% of such                                investment in warrants, valued at the
 value in warrants not listed on the New                              lower of cost or market, would
 York or American Stock Exchanges,                                    exceed 5% of the Fund's total assets
 except when they form a unit with other                              (included within such limitation, but
 securities.  As a matter of policy the Fund                          not to exceed 2% of the Fund's total
 will not invest more than 5% of its assets                           assets, are warrants which are not
 in rights.                                                           listed on the New York or American
                                                                      Stock Exchange or a major foreign
                                                                      exchange).
--------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                  Rule 12b-1 Distribution Plan and Agreement
             Lord Abbett Mid-Cap Value Fund, Inc. -- Class A Shares
             ------------------------------------------------------


        RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT MID-CAP VALUE FUND, INC., a Maryland corporation (the "Fund"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

        WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's Class A shares of capital stock (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

        WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Fund may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

        WHEREAS, the Plan will succeed a Rule 12b-1 Distribution Plan and Agreement between the Fund and Lord, Abbett & Co. ("Lord Abbett"), an affiliate of the Distributor.

        WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of the Shares.

        NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

        1. The Fund hereby authorizes the Distributor to enter into agree ments with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Fund in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide
                                 -                      --
continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

        2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Fund in order to (a) finance any activity which is
                                              -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

        3. The Fund is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to June 1, 1990 shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Fund may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Fund of contingent deferred reim bursement charges relating to distribution fees paid by the Fund hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Fund shall not
                                                          --
pay with respect to any Authorized Institution service fees equal to more than
 .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

        4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Fund hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Fund pay such fees in the future.

        5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Fund hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

        7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

        8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

        9. This Plan may not be amended to increase materially the amount to be spent by the Fund hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agree ment related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Fund hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

        10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

        11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

        12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the

Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

        IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                  LORD ABBETT MID-CAP VALUE FUND, INC.


                  By:_____________________________
                     President

ATTEST:

___________________
Assistant Secretary

                    LORD ABBETT DISTRIBUTOR LLC


                    By:_____________________________

                                                                       EXHIBIT C


          PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND
                  AUTHORIZING THE BOARD OF DIRECTORS TO CREATE
                      NEW CLASSES AND SERIES OF SHARES OF
            THE CAPITAL STOCK OF THE FUND, CONFIRMING THAT THE FUND
        MAY IMPOSE CONTINGENT DEFERRED SALES CHARGES IN CONNECTION WITH
                   ITS RULE 12b-1 PLAN AND REDUCING PAR VALUE

The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.

                                   ARTICLE VI

  SECTION 1. The total number of shares which the Corporation has authority to issue is 150,000,000 shares of capital stock of the par value of $.001 each, having an aggregate par value of $150,000. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify or reclassify any unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. Prior to the first classification of unissued shares of stock into additional series, all outstanding shares of stock shall be of a single series, and prior to the first classification of a series into additional classes, all outstanding shares of stock of such series shall be of a single class. Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

  SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:

          (a) Assets Belonging to Series. All consideration received or receivable by the Corporation for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sen tence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

          (b) Liabilities Belonging to Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallo cated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

          (c) Dividends. Dividends and distributions on shares of a particular series may be paid to the holders of shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

          (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.

          (e) Voting. On each matter submitted to vote of the stockholders, each holder of a share shall be entitled to one vote for each such share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or the Maryland General Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more (but less than all) series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

          (f) Conversion. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors.


  SECTION 3. Each share of the capital stock of the Corporation shall be subject to the following provisions:

(a) All shares of the capital stock of the Corporation now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations. Each holder of the shares of capital stock of the Corporation, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors.

  SECTION 4. Notwithstanding any provision of Maryland law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares outstanding or of the votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

  SECTION 5. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell (whether out of the number of shares now or hereafter authorized by these Articles of Incorporation, or any amendment thereof, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

                                  Article VIII

  SECTION 1. In furtherance and not in limitation of the powers conferred by statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

(b) To distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation as a regulated investment company to avoid any liability for Federal income tax in respect of such year. Any distribution or dividend paid to stockholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment.

(g)  To authorize any agreement of the character  described in subsection (e) or
     (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections (e) or (f), shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter.

  SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

          (a) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

The net value of the assets of the Corporation of a series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article VI), in each case as of such determination time.

The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article VI) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

(b) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

(c) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

  SECTION 4. The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of shares of stock of any series or class are entitled to a separate vote as such series or class (each such series or class, a "Separate Class") or where the holders of shares of stock of two or more (but not all) series or classes are required to vote as a single series or class (each such single series or class, a "Combined Class"), the presence in person or by proxy of the holders of one-third of the shares of stock of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all series, including all classes thereof, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the shares of stock of all series, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all series, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of shares of the capital stock of the Corporation entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of shares of the capital stock of the Corporation entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of shares of capital stock of the Corporation in excess of one-third of the shares of stock of all series or classes, or of the affected series or classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

  SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of, any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of shares of stock of any series or class.

  SECTION 6. If the Corporation should change its name and adopt its corporate title through permission of the firm of Lord, Abbett & Co., which shall have entered into a management or advisory contract with the Corporation, the Corporation shall make appropriate agreements that upon the termination of such contract for any cause, or if such firm or subsidiary or affiliate or successor deems it advisable to withdraw the right to the use of its name, the Corporation will at the request of such firm or subsidiary or affiliate or successor, take such action as may be necessary to change its name to eliminate all use of or reference to the words "Lord Abbett" in any form and will neither use the registered service mark of Lord, Abbett & Co., without the written consent of such firm or subsidiary or affiliate or successor. The Corporation shall also agree in such contract that investment companies other than the Corporation for which such firm or a subsidiary successor may act as investment adviser, and other companies affiliated with Lord, Abbett & Co., may be formed with the words "Lord Abbett" in their corporate titles. Such agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, stockholders, creditors and all other persons claiming under or through it.

                     LORD ABBETT MID-CAP VALUE FUND, INC.
              (formerly Lord Abbett Value Appreciation Fund, Inc.)

                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800


        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT MID-CAP VALUE FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [_]   Without Authority [_]  For All Except [_]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, Thomas S. Henderson, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [_] Against [_] Abstain [_] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending December 31, 1996.

3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed changes in the Fund's fundamental investment policies and restrictions, as described in the proxy statement.

4. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Fund's existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

5. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of
        Directors                             -

        to create new classes and series of shares of capital stock; and (ii)
                                                                          --
        confirming that the board may impose contingent deferred sales charges in connection with new classes of shares to be created, as described in the proxy statement.

6. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Articles of Incorporation reducing the par value per share from $0.10 to $0.001 in order to reduce costs when authorizing new shares (this change will have no effect on the value of your shares).

ACCOUNT NUMBER                  SHARES            PROXY NUMBER

LORD ABBETT MID-CAP
  VALUE FUND, INC.


                                PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                POSTAGE PAID RETURN ENVELOPE PROVIDED.


                                For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                                Date:............................

                                Signature(s) of Shareholder(s) as shown at left

                                .................................

                                .................................
                                        (Please read other side)

                                       3